UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 25, 2009
Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-08029	52-0849948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302

(Address of Principal Executive Offices)                 (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2009, The Ryland Group, Inc. (the “Company”) announced that, effective May 29, 2009, R. Chad Dreier, who is currently Chairman of the Board of Directors and Chief Executive Officer of the Company, will retire as Chief Executive Officer. Mr. Dreier will continue in his role as Chairman of the Board of Directors. Effective May 29, 2009, Larry T. Nicholson will be promoted to the position of Chief Executive Officer becoming President and Chief Executive Officer of the Company.

A copy of the press release announcing Mr. Dreier’s retirement and Mr. Nicholson’s promotion is attached as Exhibit 99 and the information in the press release is incorporated herein by reference.

In connection with Mr. Dreier’s retirement as Chief Executive Officer, the Company and Mr. Dreier entered into an Amendment of Mr. Dreier’s Employment Agreement that is effective as of February 25, 2009. Pursuant to this Amendment, Mr. Dreier’s Employment Agreement terminates effective on May 29, 2009. Mr. Dreier’s annual base salary is reduced to $900,000 per year for the remaining term of the Employment Agreement. Additionally, Mr. Dreier is eligible to receive an annual bonus pro rated for the period from January 1, 2009 until May 29, 2009. In consideration for the amendment and termination of the Employment Agreement, Mr. Dreier will receive a lump sum cash payment on November 30, 2009 in the amount of $2 million. Mr. Dreier will receive the vested portions of his supplemental executive retirement plans in accordance with the terms and conditions of those plans as well as an executive retirement health insurance program for Mr. Dreier and his spouse for a period of 15 years commencing with his retirement. A copy of the Amendment to Employment Agreement is attached as Exhibit 10.39 to this current report on Form 8-K and the Amendment is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.39	Amendment to Employment Agreement, by and between The Ryland Group, Inc. and R. Chad Dreier, effective February 25, 2009
(Filed herewith)

Exhibit 99	Press release dated February 25, 2009
(Filed herewith)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: February 26, 2009	By:	/s/ Timothy J. Geckle
Timothy J. Geckle
Senior Vice President, General Counsel
and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.39	Amendment to Employment Agreement dated February 25, 2009

99	Press release dated February 25, 2009